Acquisition of Petrogas Energy Corporation	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisition of Petrogas Energy Corporation	Acquisition of Petrogas Energy Corporation On December 15, 2020, following the receipt of all required approvals, AltaGas acquired an additional 37 percent of Petrogas Energy Corp. (the Petrogas Acquisition) for total cash consideration upon close of approximately $715 million. Additional post-acquisition contingent payments of up to $16 million may be paid no later than 2022 based on certain criteria, including earnings targets being met (Note 29). AltaGas funded the transaction through draws on its existing credit facilities. As a result of the transaction, AltaGas' ownership in Petrogas has increased to approximately 74 percent with Idemitsu Kosan Co., Ltd. (Idemitsu) owning the remaining approximately 26 percent. Subsequent to the transaction, AltaGas controls Petrogas and as such, Petrogas results have been consolidated for the period subsequent to close.

This acquisition is consistent with AltaGas' global export strategy, growing Midstream operations, and corporate focus on building a diversified, low-risk, high-growth Utilities and Midstream business. The transaction provides AltaGas with operational responsibility of strategic assets that, along with the Ridley Island Propane Export Terminal and existing Midstream assets, position the Company to capture efficiencies that are expected to accrue to shareholders and customers.

AltaGas accounted for the acquisition as a business combination achieved in stages and re-measured it's previously held 37 percent equity investment in Petrogas at an acquisition date fair value of $631 million, resulting in a gain of $22 million. The fair value of assets and liabilities acquired were determined using a combination of income and cost approach. The fair value of the previously held interest and non-controlling interests were derived from the valuation of the assets and liabilities including considerations for expected synergies. Prior to the acquisition, AltaGas' indirect non-controlling interest in Petrogas was accounted for as an investment accounted for by the equity method (Note 14).

The following table summarizes the preliminary purchase price allocation representing the consideration paid and the estimated fair value of the net assets acquired as at December 15, 2020. The purchase price allocation is preliminary and reflects Management’s current best estimate of the fair value of Petrogas' assets and liabilities based on the analysis of information obtained to date. Management is continuing to obtain specific information to support the valuation of property, plant and equipment, intangibles, investments accounted for by the equity method, non-controlling interest, contingencies, income taxes, environmental matters and asset retirement obligations. As additional information becomes available, the purchase price allocation may differ materially from the preliminary purchase price allocation below. The offset to any adjustments made to the aforementioned financial statement captions during the measurement period are expected to be recorded in goodwill. Any adjustments to the purchase price allocation will be made as soon as practicable but no later than one year from the date of acquisition.

Fair value of previously held interest in AltaGas Idemitsu Joint Venture LP (AIJVLP) on the acquisition date	$631
Less: Carrying value of previously held interest in AIJVLP	(609)
Gain on re-measurement of previously held interest	$22

Purchase consideration for an additional 37 percent of Petrogas	$715
Deemed settlement of intercompany debt	120
Fair value of previously held interest on the acquisition date	631
Less: Fair value assigned to net assets
Current assets	536
Property, plant and equipment	523
Intangible assets	10
Operating right-of-use assets	192
Long-term investments and other assets	4
Investments accounted for by the equity method	125
Current liabilities	(363)
Long-term debt	(53)
Asset retirement obligations	(13)
Deferred income taxes	(21)
Operating lease liabilities	(152)
Other long-term liabilities	(26)
Fair value of net assets acquired	$762
Fair value of AIJVLP's non-controlling interest in Petrogas on the acquisition date	467
Goodwill	$1,171

The fair value of AIJVLP's non-controlling interest in Petrogas at the acquisition date was $467 million, which was determined in the same manner described for the previously held investments. Included in the fair value calculation are synergies that AltaGas expects to achieve as part of the acquisition. The synergies are broken down into items that will accrue to Petrogas versus other AltaGas businesses. AltaGas operates businesses that are similar in nature to Petrogas and expects some of the synergies to impact assets such as RIPET and other processing facilities. The allocation of synergies to the various businesses is currently based on the expectations that existed as of the acquisition date. Further refinement of the synergies will occur as the businesses are integrated and assessed by AltaGas’ management. New allocations of synergies will be carefully assessed to determine their impact on the purchase price allocation.

The fair value of property, plant and equipment was estimated using the valuation methodologies described in ASC 820, Fair Value Measurements and Disclosures, to value the property, plant and equipment purchased. The preliminary fair value of Petrogas' property, plant and equipment was determined using both the income and cost approaches.

The acquired intangible assets consist primarily of the fair value of contractual arrangements for the purchase and sale of commodities. These intangibles have been valued using the income approach.

Investments accounted for by the equity method include Petrogas' 50 percent equity interest in Petrogas Terminals Penn LLC, and 40 percent equity interest in Strathcona Storage LP. The preliminary fair value of these investments was determined using an income approach.

The fair value of current assets and current liabilities approximate their carrying values due to their short-term nature, with the exception of inventory. Inventory of $164 million has been recorded at it's fair value using the expected selling prices and reasonable adjustments for the current location of the products. A contingent liability related to a property tax dispute has been recorded as part of the purchase price allocation. This preliminary amount represents management’s best estimate of the fair value of the contingent liability and has been included in current liabilities. This item is included in the preliminary purchase price allocation as the hearings on the matter will occur over the next 12 months and the outcome will be settled.

Right of use assets and lease liabilities have been recorded for operating leases. The right of use assets have been adjusted to reflect the market lease rates at the acquisition date and resulted in a reduction of the acquired right of use assets.

Deferred income tax assets and liabilities have been applied on the cumulative amount of tax applicable to temporary differences between the accounting and tax values of assets and liabilities and are considered preliminary.

The preliminary purchase price allocation includes goodwill of approximately $1.2 billion. The goodwill is primarily related to the opportunities to grow the LPG export business, expanded access to capital and greater financial flexibility as a result of increased scale, and earnings diversification. The goodwill recognized as part of this transaction is not deductible for income tax purposes, and as such, no deferred taxes have been recorded related to this goodwill.

Pre-tax acquisition expenses for the year ended December 31, 2020 of approximately $6 million were incurred and included in the Consolidated Statements of Income.

Upon completion of the Petrogas Acquisition, AltaGas began consolidating Petrogas. For the period from close of the transaction through December 31, 2020, Petrogas has generated approximately $143 million in revenues and $3 million in net income after taxes.

The following supplemental unaudited, pro forma consolidated financial information for the years ended December 31, 2020 and 2019 gives effect to the Petrogas Acquisition as if it had closed on January 1, 2019. This pro forma information is presented for information purposes only and does not purport to be indicative of the results that would have occurred had the Petrogas Acquisition taken place at the beginning of 2019, nor is it indicative of the results that may be expected in future periods.

	Year Ended December 31
	2020	2019
Pro forma revenue	$7,917	$9,217
Pro forma net income after tax	$537	$1,004

Pro forma net income after taxes excludes all non-recurring acquisition-related expenses incurred by AltaGas and Petrogas. Pro forma net income after taxes was also adjusted to exclude AltaGas' equity earnings from Petrogas prior to the acquisition, finance costs associated with credit facilities used to fund the Petrogas Acquisition, as well as the associated tax impacts. For the year ended December 31, 2020, the total after-tax pro forma adjustments decreased net income after taxes by $31 million (2019 – $75 million).